                                                                               .
                                                                               .
                                                                               .
     DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF July 26, 2005


       RIG NAME             WD             DESIGN          LOCATION         STATUS*          OPERATOR           CURRENT TERM
----------------------------------------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
----------------------------------------------------------------------------------------------------------------------------------

Ocean Quest               3,500'   Victory Class             GOM           Contracted         Walter      one assignment well from
                                                                                                                 Noble



----------------------------------------------------------------------------------------------------------------------------------
Ocean Star                5,500'   Victory Class             GOM           Contracted       Kerr-McGee     90 day term extension


----------------------------------------------------------------------------------------------------------------------------------
Ocean America             5,500'   Ocean Odyssey             GOM           Contracted         Pioneer           three wells





----------------------------------------------------------------------------------------------------------------------------------
Ocean Valiant             5,500'   Ocean Odyssey             GOM           Contracted       Kerr-McGee            one well

----------------------------------------------------------------------------------------------------------------------------------
Ocean Victory             5,500'   Victory Class             GOM           Contracted          Shell             two wells


----------------------------------------------------------------------------------------------------------------------------------
Ocean Confidence          7,500'   DP Aker H-3.2 Modified    GOM           Contracted           BP             five-year term

----------------------------------------------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (5)
----------------------------------------------------------------------------------------------------------------------------------
Ocean New Era             1,500'   Korkut                    GOM          Reactivating         DODI                  -


----------------------------------------------------------------------------------------------------------------------------------
Ocean Voyager             2,000'   Victory Class             GOM           Contracted           ATP              two wells




----------------------------------------------------------------------------------------------------------------------------------
Ocean Concord             2,200'   F&G SS-2000               GOM           Contracted      Amerada Hess           one well





----------------------------------------------------------------------------------------------------------------------------------
Ocean Lexington           2,200'   F&G SS-2000               GOM            Shipyard           DODI                  -




----------------------------------------------------------------------------------------------------------------------------------
Ocean Saratoga            2,200'   F&G SS-2000               GOM           Contracted          LLOG             three wells


----------------------------------------------------------------------------------------------------------------------------------




       RIG NAME         DAYRATE (000S)      START DATE           EST. END DATE         FUTURE CONTRACTS AND OTHER INFORMATION
------------------------------------------------------------------------------------------------------------------------------------

DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Quest                mid 120's       mid June 2005        early Aug. 2005   120 day term plus option with Noble in mid 120's
                                                                                  beginning mid June and ending mid Oct. 2005;
                                                                                  followed by LOI for six-month term plus option in
                                                                                  the low 240's beginning in mid Oct. 2005 and
                                                                                  ending in mid April 2006. Available; actively
                                                                                  marketing.

------------------------------------------------------------------------------------------------------------------------------------
Ocean Star                 low 140's       mid July 2005         mid Oct. 2005    12 month extension with Kerr-McGee in mid 170's
                                                                                  beginning mid Oct. 2005 and ending mid Oct. 2006.
                                                                                  Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean America              low 150's      early May 2005        late Oct. 2005    Following assignment wells with Pioneer, first of
                                                                                  two extension wells with Mariner in mid 110's
                                                                                  beginning late Oct.; followed by second well with
                                                                                  Mariner in low 130's beginning late Oct. and
                                                                                  ending mid Feb. 2006; followed by one year term
                                                                                  plus option with Mariner in low 230's beginning
                                                                                  mid Feb. 2006 and ending mid Feb. 2007. Available;
                                                                                  actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Valiant              low 130's      late June 2005        mid Sept. 2005    180 day term extension with Kerr-McGee in low
                                                                                  150's beginning mid Sept. 2005 and ending mid Mar.
                                                                                  2006. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Victory              low 160's      early June 2005        mid Aug. 2005    One well with Kerr-McGee in mid 180's beginning
                                                                                  mid Aug. and ending mid Sept.; followed by one
                                                                                  year term with Murphy in low 200's beginning mid
                                                                                  Sept. 2005 and ending mid Sept. 2006. Available;
                                                                                  actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Confidence           mid 170's      early Jan. 2001       early Jan. 2006   Two-year term plus option with BP in low 280's
                                                                                  beginning early Jan. 2006 and ending early Jan.
                                                                                  2008. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (5)
------------------------------------------------------------------------------------------------------------------------------------
Ocean New Era                  -                 -                     -          Est. availability mid Nov. 2005; followed by
                                                                                  six-month term with Walter in low 100's for first
                                                                                  30 days and mid 120's for remainder of term
                                                                                  beginning mid Nov. 2005 and ending mid May 2006.
                                                                                  Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Voyager              mid 90's       late June 2005         mid Aug. 2005    One well with Amerada Hess in low 110's beginning
                                                                                  mid Aug. and ending early Oct.; followed by LOI
                                                                                  for one well in low 110's beginning early Oct. and
                                                                                  ending late Nov.; followed by two wells plus
                                                                                  option with Amerada Hess in mid 120's beginning
                                                                                  late Nov. 2005 and ending late Feb. 2006.
                                                                                  Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Concord              mid 120's       late May 2005        early Aug. 2005   One well with Kerr-McGee in mid 70's beginning
                                                                                  early Aug. and ending late Oct.; followed by one
                                                                                  assignment well from Kerr-McGee with Woodside in
                                                                                  mid 90's beginning late Oct. and ending early Dec.
                                                                                  2005; followed by one well extension plus option
                                                                                  with Kerr-McGee in mid 90's beginning late Dec.
                                                                                  2005 and ending mid Jan. 2006; followed by 90-day
                                                                                  term plus option with Tana in low 130's beginning
                                                                                  mid Jan. and ending mid April 2006. Available;
                                                                                  actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Lexington                -                 -              late Sept. 2005   Approximately 120-day Survey and maintenance
                                                                                  between second and third well, beginning late May
                                                                                  and ending late Sept. Following survey, two
                                                                                  additional wells with Walter in low 60's beginning
                                                                                  late Sept. and ending late Nov.; followed by one
                                                                                  well plus option with Walter in low 80's beginning
                                                                                  late Nov. and ending late Dec. 2005. Available;
                                                                                  actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Saratoga             mid 60's        mid Dec. 2004        early Aug. 2005   Two wells plus option with LLOG in low 110's
                                                                                  beginning early Aug. and ending mid Dec.; followed
                                                                                  by six month extension with LLOG in low 120's
                                                                                  beginning mid Dec. 2005 and ending mid June 2006.
                                                                                  Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------

2    DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF JULY 26, 2005




RIG NAME          WD    DESIGN                        LOCATION   STATUS*           OPERATOR            CURRENT TERM
--------------------------------------------------------------------------------------------------------------------------
DOMESTIC JACKUPS (12)
--------------------------------------------------------------------------------------------------------------------------
Ocean Crusader    200'  Mat Cantilever                  GOM     Contracted          Unocal                one well
--------------------------------------------------------------------------------------------------------------------------
Ocean Drake       200'  Mat Cantilever                  GOM     Contracted       ADTI/Samson              one well
--------------------------------------------------------------------------------------------------------------------------
Ocean Champion    250'  Mat Slot                        GOM     Contracted           Hunt                 one well
--------------------------------------------------------------------------------------------------------------------------
Ocean Columbia    250'  Independent Leg Cantilever      GOM        DODI               -                      -
--------------------------------------------------------------------------------------------------------------------------
Ocean Spartan     300'  Independent Leg Cantilever      GOM     Contracted           LLOG         three wells plus option
--------------------------------------------------------------------------------------------------------------------------
Ocean Spur        300'  Independent Leg Cantilever      GOM        DODI               -                      -
--------------------------------------------------------------------------------------------------------------------------
Ocean King        300'  Independent Leg Cantilever      GOM     Contracted         El Paso           one well extension
--------------------------------------------------------------------------------------------------------------------------
Ocean Nugget      300'  Independent Leg Cantilever      GOM     Contracted       Houston Expl.     two wells plus option
--------------------------------------------------------------------------------------------------------------------------
Ocean Summit      300'  Independent Leg Cantilever      GOM     Contracted           LLOG            one well extension
--------------------------------------------------------------------------------------------------------------------------
Ocean Warwick     300'  Independent Leg Cantilever      GOM     Contracted         Chevron              90 day term
--------------------------------------------------------------------------------------------------------------------------
Ocean Titan       350'  Independent Leg Cantilever      GOM     Contracted           BHP            one well plus option
--------------------------------------------------------------------------------------------------------------------------
Ocean Tower       350'  Independent Leg Cantilever      GOM     Contracted         Chevron          one well plus option
--------------------------------------------------------------------------------------------------------------------------


                     DAYRATE
RIG NAME             (000s)         START DATE         EST. END DATE                  FUTURE CONTRACTS AND OTHER INFORMATION

DOMESTIC JACKUPS (12)
----------------------------------------------------------------------------------------------------------------------------------
Ocean Crusader      high 40's      late June 2005      early Aug. 2005       Two wells plus option with Seneca in high 40's
                                                                             beginning early Aug. and ending late Sept. 2005.
                                                                             Available; actively marketing.
----------------------------------------------------------------------------------------------------------------------------------

Ocean Drake          low 50's      late June 2005      late July 2005        Term contract with Chevron in low 50's beginning late
                                                                             July 2005 and ending late June 2006. Available;
                                                                             actively marketing.
----------------------------------------------------------------------------------------------------------------------------------
Ocean Champion       mid 40's      late June 2005      early Aug. 2005       Two well extension plus option with Hunt in low 50's
                                                                             beginning early Aug. and ending mid Oct. 2005.
                                                                             Available; actively marketing.
----------------------------------------------------------------------------------------------------------------------------------
Ocean Columbia          -                -                    -              10-day spud can inspection; followed by six month term
                                                                             plus option with Newfield in mid 50's beginning late
                                                                             July 2005 and ending late Jan. 2006. Available;
                                                                             actively marketing.
----------------------------------------------------------------------------------------------------------------------------------
Ocean Spartan       high 50's      late June 2005      late Aug. 2005        (Two week survey Q4, 2005). Available; actively
                                                                             marketing.
----------------------------------------------------------------------------------------------------------------------------------
Ocean Spur              -                -                    -              Maintenance/repairs late June through late Aug. 2005.
                                                                             Available; actively marketing.
----------------------------------------------------------------------------------------------------------------------------------
Ocean King           mid 50's      late June 2005      late July 2005        One well with El Paso in mid 60's beginning late July
                                                                             and ending early Aug.; followed by one well extension
                                                                             in low 60's beginning early Aug. and ending mid Aug.
                                                                             2005; followed by one well with Walter in high 60's
                                                                             beginning mid Aug. and ending mid Sept. 2005.
                                                                             Available; actively marketing.
----------------------------------------------------------------------------------------------------------------------------------
Ocean Nugget         low 50's       mid May 2005      early Sept. 2005       One well extension plus option with Houston Exploration
                                                                             in high 60's beginning early Sept. and ending mid Oct.
                                                                             2005. Available; actively marketing.
----------------------------------------------------------------------------------------------------------------------------------
Ocean Summit        high 50's      late June 2005      late July 2005        One well extension plus option with LLOG in mid 60's
                                                                             beginning late July and ending late Aug. 2005.
                                                                             Available; actively marketing.
----------------------------------------------------------------------------------------------------------------------------------
Ocean Warwick        low 60's      late May 2005       late July 2005        Term extension with Chevron in mid 60's beginning late
                                                                             July 2005 and ending early Jan. 2006. Available;
                                                                             actively marketing.
----------------------------------------------------------------------------------------------------------------------------------
Ocean Titan          mid 50's      late Jan. 2005      early Aug. 2005       Three wells with Walter in mid 70's beginning early
                                                                             Aug. and ending early Nov. 2005; followed by six-month
                                                                             term with Dominion Exploration in high 70's beginning
                                                                             early Nov. 2005 and ending early May 2006. Available;
                                                                             actively marketing.
----------------------------------------------------------------------------------------------------------------------------------
Ocean Tower          mid 50's     early Jan. 2005       mid Aug. 2005        One well extension plus option with Chevron in high
                                                                             60's beginning mid Aug. and ending early Nov. 2005;
                                                                             followed by LOI for one well in mid 80's beginning
                                                                             early Nov. and ending late Dec. 2005. Available;
                                                                             actively marketing.
----------------------------------------------------------------------------------------------------------------------------------

  3     DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF JULY 26, 2005

  RIG NAME               WD              DESIGN                  LOCATION       STATUS*         OPERATOR         CURRENT TERM
-----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
-----------------------------------------------------------------------------------------------------------------------------------
MEXICO
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Ambassador     1,100'     Bethlehem SS-2000                   GOM        Contracted        PEMEX         four year term work
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Whittington    1,500'     Aker H-3                            GOM        Contracted        PEMEX         four year term work
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Worker         3,500'     F&G 9500 Enhanced Pacesetter        GOM        Contracted        PEMEX         four year term work
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Yorktown       2,850'     F&G SS-2000                         GOM        Contracted        PEMEX         four year term work
-----------------------------------------------------------------------------------------------------------------------------------
NORTH SEA
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Nomad          1,200'     Aker H-3                         North Sea     Contracted       Talisman            one year
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Guardian       1,500'     Earl & Wright Sedco 711 Series   North Sea     Contracted        Shell              one year
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Princess       1,500'     Aker H-3                         North Sea     Contracted       Talisman       one year extension
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Vanguard       1,500'     Bingo 3000                       North Sea     Contracted       Statoil           one year term
-----------------------------------------------------------------------------------------------------------------------------------
AUSTRALASIA
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Bounty         1,500'     Victory Class                    Australia     Contracted    ConocoPhillips         two wells
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Patriot        1,500'     Bingo 3000                       Australia     Contracted        Santos            three wells
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Epoch          1,640'     Korkut                           Malaysia      Contracted        Murphy       six wells plus option
-----------------------------------------------------------------------------------------------------------------------------------
Ocean General        1,640'     Korkut                           Malaysia      Contracted         CTOC              six wells
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Baroness       7,000'     Victory Class                    Singapore      Shipyard          DODI                  --
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Rover          7,000'     Victory Class                    Malaysia      Contracted        Murphy         950 day extension
-----------------------------------------------------------------------------------------------------------------------------------
                     DAYRATE
  RIG NAME            (000S)      START DATE          EST. END DATE         FUTURE CONTRACTS AND OTHER INFORMATION
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Ambassador     mid 50's    late July 2003       mid Dec. 2007    Available.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Whittington    low 60's    late July 2003      early Oct. 2006   Available.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Worker         high 60's   mid Aug. 2003        late July 2007   Available.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Yorktown       mid 40's    late Oct. 2003       mid July 2007    Available.
-----------------------------------------------------------------------------------------------------------------------------------
NORTH SEA
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Nomad          low 80's    early Jan. 2005       late Jan. 2006   One year extension with Talisman in mid 150's beginning
                                                                        late Jan. 2006 and ending late Jan. 2007.
                                                                        Available; actively marketing.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Guardian       low 80's    late Mar. 2005       late Mar. 2006    One-year term extension plus option with Shell in
                                                                        low 160's beginning late Mar. 2006 and ending late
                                                                        Mar. 2007.  (40-day survey Q3, 2005).
                                                                        Available; actively marketing.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Princess       low 80's    early Jan. 2005       late Dec. 2005   Two year extension with Talisman plus option in low 150's
                                                                        beginning in late Dec. 2005 and ending in late Dec. 2007.
                                                                        Available; actively marketing.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Vanguard       low 140's   late May 2005       early Sept. 2006   One year plus option program in Norway with Statoil
                                                                        in low 140's beginning in late May 2005 and ending in
                                                                        early Sept. 2006 (time period to include one well
                                                                        redrill with ENI in low 140's beginning late July and
                                                                        ending late Oct. 2005). Available; actively marketing.
-----------------------------------------------------------------------------------------------------------------------------------
AUSTRALASIA
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Bounty         mid 80's    late June 2005      late Sept. 2005    One well with Coogee Res. in mid 80's beginning late Sept.
                                                                        and ending late Oct.; followed by two wells plus option
                                                                        with Coogee in low 90's beginning late Oct. and ending
                                                                        late Dec.; followed by LOI for one well plus option in
                                                                        mid 90's beginning late Dec. 2005 and ending late
                                                                        Feb. 2006; followed by four wells plus option in high 90's with Woodside beginning late Feb. 2006 and ending
                                                                        late Aug. 2006. Available; actively marketing.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Patriot        high 70's   late April 2005       late July 2005   One well plus four options with Anzon in high 70's,
                                                                        late July-early Sept.; followed by one well with Bass
                                                                        Straits in high 70's, early Sept.-mid Sept.; followed by
                                                                        one well with Bass Straits in high 130's,
                                                                        mid Sept.-late Sept.; followed by one well with Apache in
                                                                        high 70's, late Sept.-mid Oct.; followed by one assignmnet well with Nexus in low 150's, mid Oct.-late Dec. 2005;
                                                                        followed by 10-day survey ending mid-Jan. 2006;
                                                                        followed by first of four Anzon options in mid 130's,
                                                                        mid Jan. 2006-mid Feb.; followed by second of four Anzon
                                                                        options in upper 130's, mid Feb.-mid Mar.; followed by
                                                                        third and fourth of four options in low 140's,
                                                                        mid Mar.-mid May; followed by one exercised assignment
                                                                        option well from Apache with Nexus in high 70's, mid
                                                                        May-mid June; followed by LOI for one assignment well in
                                                                        low 200,000's, mid June-late July; followed by four
                                                                        wells plus option with NZOP in low 100's, late July-late
                                                                        Dec. 2006.   Available; actively marketing.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Epoch          mid 70's    late April 2005       mid Dec. 2005    Available; actively marketing.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean General        mid 70's    mid June 2005        late Dec. 2006    Note: 5th & 6th wells in mid 90's beginning mid Oct.
                                                                        and ending late Dec. 2005. LOI for one well plus option in high 70's in Viet Nam beginning late Dec. 2005
                                                                        and ending early Feb. 2006.  Available; actively marketing.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Baroness           --            --                 --            Shipyard/survey early June until mid Aug.  Mobe to GOM and prep for one year plus option with Amerada Hess in
                                                                        low 200's beginning early Nov. 2005 and ending early
                                                                        Nov. 2006.  Available; actively marketing.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Rover          mid 170's   late June 2005       mid Jan. 2008     Available; actively marketing.
-----------------------------------------------------------------------------------------------------------------------------------

     DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF JULY 26, 2005



    RIG NAME              WD           DESIGN              LOCATION        STATUS*            OPERATOR             CURRENT TERM
------------------------------------------------------------------------------------------------------------------------------------
BRAZIL
------------------------------------------------------------------------------------------------------------------------------------
Ocean Yatzy             3,300'   DP DYVI Super Yatzy        Brazil        Contracted           Petrobras         700 day extension
------------------------------------------------------------------------------------------------------------------------------------
Ocean Winner            3,500'   Aker H-3                   Brazil        Contracted           Petrobras         700 day extension
------------------------------------------------------------------------------------------------------------------------------------
Ocean Alliance          5,000'   Alliance Class             Brazil        Contracted           Petrobras         one year extension
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL DRILLSHIPS(1)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Clipper           7,500'   DP Fluor/Mitsubishi        Brazil        Contracted           Petrobras         700 day extension
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL JACKUPS(2)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Sovereign          250'    Independent Leg
                                 Cantilever                 Indonesia     Contracted            Santos              eight wells
------------------------------------------------------------------------------------------------------------------------------------
Ocean Heritage           300'    Independent Leg
                                 Cantilever                 Qatar         Contracted        Conoco/Phillips    two wells plus option
------------------------------------------------------------------------------------------------------------------------------------
UPGRADE(1)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Endeavor          2,000'   Victory Class             Shipyard       Upgrading              DODI                    -
------------------------------------------------------------------------------------------------------------------------------------
PURCHASE PENDING--RESERVED FOR UPGRADE(1)
-----------------------------------------------------------------------------------------------------------------------------------
Garden Banks**        2,200'     Victory Class               GOM       Out of Service              -                     -
-----------------------------------------------------------------------------------------------------------------------------------



                            DAYRATE
    RIG NAME               (000s)          START DATE          EST. END DATE           FUTURE CONTRACTS AND OTHER INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
BRAZIL
------------------------------------------------------------------------------------------------------------------------------------
Ocean Yatzy               mid 70's       early Nov. 2003       early Oct. 2005    Four-year term extension with Petrobras in mid
                                                                                  110's, plus potential bonus, beginning early Oct.
                                                                                  2005 and ending early Oct. 2009. (21-day
                                                                                  maintenance Q3 or Q4). Available; actively
                                                                                  marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Winner              mid 50's      early April 2004        mid Mar. 2006     Four-year term extension with Petrobras in low
                                                                                  110's, plus potential bonus, beginning mid Mar.
                                                                                  2006 and ending mid Mar. 2010. Available; actively
                                                                                  marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Alliance           high 90's      early Sept. 2004      early Sept. 2005    Four-year term extension with Petrobras in mid
                                                                                  150's, plus potential bonus, beginning early Sept.
                                                                                  2005 and ending early Sept. 2009. Available;
                                                                                  actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL DRILLSHIPS(1)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Clipper            low 100's       early Jan. 2003        mid Dec. 2005     Five-year term extension with Petrobras in low
                                                                                  180's, plus potential bonus, beginning mid Dec.
                                                                                  2005 and ending mid Dec. 2010. Available; actively
                                                                                  marketing.
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL JACKUPS(2)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Sovereign          upper 60's      early May 2005        early Oct. 2005    LOI for two option wells in mid 70's beginning
                                                                                  early Oct. and ending late Dec. 2005; followed by
                                                                                  three wells in upper 60's beginning late Dec. 2005
                                                                                  and ending early Mar. 2006; followed by LOI for
                                                                                  two wells plus option in mid 80's beginning late
                                                                                  Jan. 2006 and ending late April 2006. Available;
                                                                                  actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Heritage            low 70's        mid June 2005        late Mar. 2006     Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
UPGRADE(1)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Endeavor               -                  -                     -           Singapore shipyard for upgrade to 10,000 ft.
                                                                                  capable 5th Generation rig. Estimated completion
                                                                                  early 2007; followed by commissioning beginning
                                                                                  early Mar. 2007; followed by LOI for a term of
                                                                                  between two and four years earning approximate
                                                                                  total revenue of between $198 million and $355
                                                                                  million depending upon the length of the contract
                                                                                  selected by the operator no later than year-end
                                                                                  2005. Contract is expected to begin mid 2007.
                                                                                  Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
PURCHASE PENDING--RESERVED FOR UPGRADE(1)
------------------------------------------------------------------------------------------------------------------------------------
Garden Banks**               -                  -                     -           Currently retired from active service as drilling
                                                                                  and production platform.
------------------------------------------------------------------------------------------------------------------------------------

NOTES:

* GENERALLY, RIG UTILIZATION RATES APPROACH 95-98% DURING CONTRACTED PERIODS; HOWEVER, UTILIZATION RATES CAN BE ADVERSELY IMPACTED BY ADDITIONAL DOWNTIME DUE TO UNSCHEDULED REPAIRS AND MAINTENANCE, WEATHER CONDITIONS AND OTHER FACTORS.

** DIAMOND OFFSHORE SERVICES COMPANY HAS ENTERED INTO A DEFINITIVE AGREEMENT TO PURCHASE THE GARDEN BANKS, SUBJECT TO CERTAIN CONDITIONS, WHICH IS EXPECTED TO BE CONSUMMATED IN SEPTEMBER 2005. DIAMOND OFFSHORE DOES NOT CURRENTLY OWN THE RIG.

GOM = Gulf of Mexico